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                                AIM EQUITY FUNDS

                               AIM BLUE CHIP FUND
                                AIM CHARTER FUND
                               AIM WEINGARTEN FUND
                             AIM CONSTELLATION FUND
                           AIM AGGRESSIVE GROWTH FUND
                          AIM CAPITAL DEVELOPMENT FUND


                      Supplement dated December 16, 1997 to
         the Statement of Additional Information dated November 3, 1997


         The following paragraph should be added on page 12 after the two paragraphs under the caption "Investment Objectives and Polices -- Repurchase Agreements."

"REVERSE REPURCHASE AGREEMENTS

         Consistent with Charter's policy on borrowings, Charter may invest in reverse repurchase agreements with banks, which involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. The Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, the Fund will segregate liquid securities having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered borrowings by the Fund under the 1940 Act."